UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 18, 2002



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on April 18, 2002.


FOR IMMEDIATE RELEASE:                                        April 18, 2002


              SIMMONS FIRST ANNOUNCES RECORD FIRST QUARTER EARNINGS
              -----------------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced record first quarter earnings of $4,941,000, or $0.69 diluted earnings per share for the first quarter of 2002. These earnings reflect an increase of $0.05 per share, or 7.8% over the first quarter 2001 diluted earnings per share of $0.64. Return on average assets and return on average stockholders' equity for the three-month period ended March 31, 2002, was 1.00% and 10.79%, compared to 0.96% and 10.56%, respectively, for the same period in 2001.

     "We are pleased with results of the 2002 first quarter," said J. Thomas May, Chairman, President, and Chief Executive Officer. "Earnings per share were at a record level for the first quarter, primarily due to improvement in the Company's net interest margin, combined with the change in the accounting standards related to the amortization of goodwill.

     May also commented, "Despite a 4.0% reduction in our loan portfolio from the first quarter of 2001, we were able to improve our net interest margin from a reduction in interest expense and an increase in earning assets. The reduction in the loan portfolio is the result of a high level of single family residential loans being refinanced in the secondary market, a decrease in indirect lending activities resulting from car manufacturer incentives being offered, and some temporary payoffs of large lines of credits that are still customers of the bank."

     Average quarter to date total assets for the Corporation during the first quarter of 2002 were $2.0 billion, an increase of $92 million, or 4.8 %, over the average for the first quarter of 2001. Stockholders' equity at the end of the first quarter of 2002 was $184.8 million, a $9.8 million, or 5.6%, increase from March 31, 2001.

     The March 31, 2002 allowance for loan losses as a percent of total loans was 1.64%, which is slightly improved from December 31, 2001. As of March 31, 2002, non-performing loans were 1.18% of total loans and the allowance for loan losses equaled 139% of non-performing loans.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, April 18, 2002. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 3690599 and the recording will be available through the end of business April 25, 2002. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's seven banks are conducting financial operations from 64 offices in 33 communities.

                                      ####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA


--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                           Mar 31       Dec 31        Sep 30        Jun 30        Mar 31
 (In thousands)                                                    2002         2001          2001          2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
ASSETS
Cash and non-interest bearing balances due from banks          $    66,966   $    81,785   $    66,429   $    68,053   $    66,375
Interest bearing balances due from banks                            46,343        55,356        84,153        62,035        29,838
Federal funds sold and securities purchased
  under agreements to resell                                        80,000        57,700        77,650        52,650        85,000
                                                               -----------   -----------   -----------   -----------   -----------
    Cash and cash equivalents                                      193,309       194,841       228,232       182,738       181,213

Investment securities                                              441,162       447,305       391,617       382,244       372,775
Mortgage loans held for sale                                        12,277        24,971        22,340        21,457        16,494
Assets held in trading accounts                                        131           896           285           162            43

Loans                                                            1,228,591     1,258,784     1,298,543     1,298,212     1,280,400
   Allowance for loan losses                                       (20,152)      (20,496)      (21,361)      (21,221)      (21,368)
                                                               -----------   -----------   -----------   -----------   -----------
Net loans                                                        1,208,439     1,238,288     1,277,182     1,276,991     1,259,032

Premises and equipment                                              44,306        45,537        45,874        45,831        46,288
Foreclosed assets held for sale, net                                 2,182         1,084         1,081         1,252         1,211
Interest receivable                                                 15,124        15,764        16,968        17,248        17,476
Intangible assets, net                                              32,265        32,186        32,939        33,698        34,456
Other assets                                                        16,926        16,046        15,394        16,924        16,609
                                                               -----------   -----------   -----------   -----------   -----------

                           TOTAL ASSETS                        $ 1,966,121   $ 2,016,918   $ 2,031,912   $ 1,978,545   $ 1,945,597
                                                               ===========   ===========   ===========   ===========   ===========

LIABILITIES
Non-interest bearing transaction accounts                      $   220,149   $   247,235   $   219,602   $   228,233   $   214,632
Interest bearing transaction accounts and savings deposits         540,601       517,856       471,093       465,872       465,490
Time deposits less than $100,000                                   540,650       580,228       599,196       585,430       596,686
Time deposits greater than $100,000                                331,066       341,085       385,913       351,523       348,167
                                                               -----------   -----------   -----------   -----------   -----------
        Total deposits                                           1,632,466     1,686,404     1,675,804     1,631,058     1,624,975
                                                               -----------   -----------   -----------   -----------   -----------
Federal funds purchased and securities
  sold under agreements to repurchase                               81,794        86,635       101,332        94,990        76,531
Short-term debt                                                      7,221         3,801        12,865        10,204         6,298
Long-term debt - parent company                                     12,000        12,000        12,000        14,000        14,841
Long-term FHLB debt - affiliate banks                               13,534        12,900        13,028        13,241         9,366
Trust preferred securities                                          17,250        17,250        17,250        17,250        17,250
Accrued interest and other liabilities                              17,073        15,565        18,481        19,239        21,335
                                                               -----------   -----------   -----------    ----------   -----------
                         TOTAL LIABILITIES                       1,781,338     1,834,555     1,850,760     1,799,982     1,770,596
                                                               -----------   -----------   -----------    ----------   -----------

STOCKHOLDERS' EQUITY
  Capital stock                                                      7,091         7,087         7,090         7,101         7,072
  Surplus                                                           45,326        45,278        45,497        45,918        45,355
  Undivided profits                                                131,828       128,519       126,198       124,224       121,301
  Accumulated other comprehensive income
   Unrealized appreciation (depreciation) on AFS securities            538         1,479         2,367         1,320         1,273
                                                               -----------   -----------   -----------   -----------   -----------
                    TOTAL STOCKHOLDERS' EQUITY                     184,783       182,363       181,152       178,563       175,001
                                                               -----------   -----------   -----------   -----------   -----------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 1,966,121   $ 2,016,918   $ 2,031,912   $ 1,978,545   $ 1,945,597
                                                               ===========   ===========   ===========   ===========   ===========


 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                                           Mar 31        Dec 31       Sep 30         Jun 30        Mar 31
 (In thousands)                                                    2002          2001          2001          2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
ASSETS
Cash and non-interest bearing balances due from banks          $    68,122   $    68,699   $    64,940   $    63,036   $    62,928
Interest bearing balances due from banks                            69,675        67,989        49,291        33,943        25,202
Federal funds sold and securities purchased
  under agreements to resell                                        80,015        76,413        42,577        47,674        46,205
                                                               -----------   -----------   -----------   -----------   -----------
    Cash and cash equivalents                                      217,812       213,101       156,808       144,653       134,335

Investment securities - held-to-maturity                           192,418       193,522       205,844       207,739       191,369
Investment securities - available-for-sale                         256,840       220,949       182,367       172,145       197,562
Mortgage loans held for sale                                        13,768        25,046        19,557        17,913        11,263
Assets held in trading accounts                                        286         1,939           260           246           693

Loans                                                            1,240,293     1,282,715     1,307,639     1,289,129     1,287,630
   Allowance for loan losses                                       (20,888)      (21,289)      (21,431)      (21,720)      (21,580)
                                                               -----------   -----------   -----------   -----------   -----------
Net loans                                                        1,219,405     1,261,426     1,286,208     1,267,409     1,266,050

Premises and equipment                                              44,587        45,759        45,918        46,134        46,499
Foreclosed assets held for sale, net                                 1,729         1,068         1,239         1,295         1,130
Interest receivable                                                 15,577        16,771        17,701        17,748        18,325
Intangible assets, net                                              32,273        32,554        33,310        34,084        34,840
Other assets                                                        16,029        17,315        17,127        16,187        17,231
                                                               -----------   -----------   -----------   -----------   -----------

                           TOTAL ASSETS                        $ 2,010,724   $ 2,029,450   $ 1,966,339   $ 1,925,553   $ 1,919,297
                                                               ===========   ===========   ===========   ===========   ===========


LIABILITIES
Non-interest bearing transaction accounts                      $   226,834   $   222,254   $   210,246   $   208,812   $   202,688
Interest bearing transaction accounts                              158,518       148,547       147,361       149,449       146,592
Savings deposits                                                   370,640       340,623       321,576       312,982       315,424
Time deposits less than $100,000                                   564,280       591,893       597,655       582,075       596,990
Time deposits greater than $100,000                                342,289       370,158       362,972       356,517       333,952
                                                               -----------   -----------   -----------   -----------   -----------
        Total deposits                                           1,662,561     1,673,475     1,639,810     1,609,835     1,595,646
                                                               -----------   -----------   -----------   -----------   -----------
Federal funds purchased and securities
  sold under agreements to repurchase                               98,567       107,891        72,759        69,294        81,472
Short-term debt                                                      5,849         6,059        10,519         6,885         6,156
Long-term debt                                                      42,668        42,215        43,007        42,323        41,538
Accrued interest and other liabilities                              15,349        16,572        19,199        20,058        19,595
                                                               -----------   -----------   -----------   -----------   -----------
                         TOTAL LIABILITIES                       1,824,994     1,846,212     1,785,294     1,748,395     1,744,407
                                                               -----------   -----------   -----------   -----------   -----------

                    TOTAL STOCKHOLDERS' EQUITY                     185,730       183,238       181,045       177,158       174,890
                                                               -----------   -----------   -----------   -----------   -----------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 2,010,724   $ 2,029,450   $ 1,966,339   $ 1,925,553   $ 1,919,297
                                                               ===========   ===========   ===========   ===========   ===========



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                           Mar 31       Dec 31        Sep 30        Jun 30        Mar 31
 (In thousands)                                                    2002         2001          2001          2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
ASSETS
Cash and non-interest bearing balances due from banks          $    68,122   $    64,916   $    63,642   $    62,982   $    62,928
Interest bearing balances due from banks                            69,675        44,238        36,234        29,597        25,202
Federal funds sold and securities purchased
  under agreements to resell                                        80,015        52,742        44,765        46,943        46,205
                                                               -----------   -----------   -----------   -----------   -----------
    Cash and cash equivalents                                      217,812       161,896       144,641       139,522       134,335

Investment securities - held-to-maturity                           192,418       199,642       201,704       199,599       191,369
Investment securities - available-for-sale                         256,840       193,290       183,969       184,784       197,562
Mortgage loans held for sale                                        13,768        18,486        16,275        14,607        11,263
Assets held in trading accounts                                        286           786           398           468           693

Loans                                                            1,240,293     1,291,808     1,294,873     1,288,384     1,287,630
   Allowance for loan losses                                       (20,888)      (21,507)      (21,576)      (21,650)      (21,580)
                                                               -----------   -----------   -----------   -----------   -----------
Net loans                                                        1,219,405     1,270,301     1,273,297     1,266,734     1,266,050

Premises and equipment                                              44,587        46,075        46,182        46,316        46,499
Foreclosed assets held for sale, net                                 1,729         1,183         1,222         1,213         1,130
Interest receivable                                                 15,577        17,632        17,923        18,035        18,325
Intangible assets, net                                              32,273        33,691        34,073        34,461        34,840
Other assets                                                        16,029        16,966        16,845        16,704        17,231
                                                               -----------   -----------   -----------   -----------   -----------

                         TOTAL ASSETS                          $ 2,010,724   $ 1,959,948   $ 1,936,529   $ 1,922,443   $ 1,919,297
                                                               ===========   ===========   ===========   ===========   ===========


LIABILITIES
Non-interest bearing transaction accounts                      $   226,834   $   211,052   $   207,277   $   205,767   $   202,688
Interest bearing transaction accounts                              158,518       147,991       147,804       148,028       146,592
Savings deposits                                                   370,640       322,717       316,683       314,196       315,424
Time deposits less than $100,000                                   564,280       592,155       592,242       589,491       596,990
Time deposits greater than $100,000                                342,289       356,017       351,253       345,298       333,952
                                                               -----------   -----------   -----------   -----------   -----------
        Total deposits                                           1,662,561     1,629,932     1,615,259     1,602,780     1,595,646
                                                               -----------   -----------   -----------   -----------   -----------
Federal funds purchased and securities
  sold under agreements to repurchase                               98,567        82,371        73,770        75,349        81,472
Short-term debt                                                      5,849         7,413         7,869         6,523         6,156
Long-term debt                                                      42,668        42,275        42,296        41,932        41,538
Accrued interest and other liabilities                              15,349        18,848        19,615        19,829        19,595
                                                               -----------   -----------   -----------   -----------   -----------
                      TOTAL LIABILITIES                          1,824,994     1,780,839     1,758,809     1,746,413     1,744,407
                                                               -----------   -----------   -----------   -----------   -----------

                  TOTAL STOCKHOLDERS' EQUITY                       185,730       179,109       177,720       176,030       174,890
                                                               -----------   -----------   -----------   -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 2,010,724   $ 1,959,948   $ 1,936,529   $ 1,922,443   $ 1,919,297
                                                               ===========   ===========   ===========   ===========   ===========


 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                                           Mar 31        Dec 31       Sep 30        Jun 30        Mar 31
 (In thousands, except per share data)                             2002          2001         2001          2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
INTEREST INCOME
   Loans                                                       $    24,106   $    25,725   $    27,298   $    28,368   $    29,161
   Federal funds sold and securities purchased
     under agreements to resell                                        328           387           347           504           639
   Investment securities                                             4,923         4,783         5,042         5,261         5,700
   Mortgage loans held for sale, net of unrealized gains (losses)      233           401           303           267           172
   Assets held in trading accounts                                       2            28             1             2             7
   Interest bearing balances due from banks                            281           383           400           354           335
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL INTEREST INCOME                                    29,873        31,707        33,391        34,756        36,014
                                                               -----------   -----------   -----------   -----------   -----------
INTEREST EXPENSE
   Time deposits                                                     8,968        11,478        12,972        13,601        13,897
   Other deposits                                                    1,600         1,794         2,350         2,683         3,181
   Federal funds purchased and securities
     sold under agreements to repurchase                               397           535           592           690         1,057
   Short-term debt                                                      41            53           100            76           104
   Long-term debt                                                      806           811           830           840           819
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL INTEREST EXPENSE                                   11,812        14,671        16,844        17,890        19,058
                                                               -----------   -----------   -----------   -----------   -----------
NET INTEREST INCOME                                                 18,061        17,036        16,547        16,866        16,956
   Provision for loan losses                                         2,361         2,709         3,429         1,967         1,853
                                                               -----------   -----------   -----------   -----------   -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                  15,700        14,327        13,118        14,899        15,103
                                                               -----------   -----------   -----------   -----------   -----------
NON-INTEREST INCOME
   Trust income                                                      1,390         1,310         1,443         1,249         1,407
   Service charges on deposit accounts                               2,238         2,317         2,226         2,307         2,101
   Other service charges and fees                                      411           342           382           396           468
   Income on sale of mortgage loans, net of commissions                811           930           781           813           624
   Income on investment banking, net of commissions                    266           191           324           220           222
   Credit card fees                                                  2,338         2,694         2,669         2,666         2,456
   Other income                                                        918           644           901           660           815
   Gain on sale of securities, net                                       -            11             -             -             -
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL NON-INTEREST INCOME                                 8,372         8,439         8,726         8,311         8,093
                                                               -----------   -----------   -----------   -----------   -----------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                    9,950         9,255         9,058         8,902         9,003
   Occupancy expense, net                                            1,126         1,167         1,183         1,094         1,166
   Furniture & equipment expense                                     1,292         1,327         1,250         1,338         1,336
   Loss on foreclosed assets                                            43            39           165            87            75
   Deposit insurance                                                    78            77            76            77            76
   Other operating expenses                                          4,540         5,448         5,422         5,348         5,161
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL NON-INTEREST EXPENSE                               17,029        17,313        17,154        16,846        16,817
                                                               -----------   -----------   -----------   -----------   -----------
NET INCOME BEFORE INCOME TAXES                                       7,043         5,453         4,690         6,364         6,379
   Provision for income taxes                                        2,102         1,502         1,154         1,877         1,825
                                                               -----------   -----------   -----------   -----------   -----------
NET INCOME                                                     $     4,941   $     3,951   $     3,536   $     4,487   $     4,554
                                                               ===========   ===========   ===========   ===========   ===========
BASIC EARNINGS PER SHARE                                       $      0.70   $      0.56   $      0.50   $      0.63   $      0.64
                                                               ===========   ===========   ===========   ===========   ===========
DILUTED EARNINGS PER SHARE                                     $      0.69   $      0.55   $      0.49   $      0.63   $      0.64
                                                               ===========   ===========   ===========   ===========   ===========


 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                           Mar 31       Dec 31        Sep 30         Jun 30       Mar 31
 (In thousands, except per share data)                             2002         2001          2001           2001         2001
                                                               -----------   -----------   -----------   -----------   -----------
INTEREST INCOME
   Loans                                                       $    24,106   $   110,552   $    84,827   $    57,529   $    29,161
   Federal funds sold and securities purchased
     under agreements to resell                                        328         1,877         1,490         1,143           639
   Investment securities                                             4,923        20,786        16,003        10,961         5,700
   Mortgage loans held for sale, net of unrealized gains (losses)      233         1,143           742           439           172
   Assets held in trading accounts                                       2            38            10             9             7
   Interest bearing balances due from banks                            281         1,472         1,089           689           335
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL INTEREST INCOME                                    29,873       135,868       104,161        70,770        36,014
                                                               -----------   -----------   -----------   -----------   -----------
INTEREST EXPENSE
   Time deposits                                                     8,968        51,948        40,470        27,498        13,897
   Other deposits                                                    1,600        10,008         8,214         5,864         3,181
   Federal funds purchased and securities
     sold under agreements to repurchase                               397         2,874         2,339         1,747         1,057
   Short-term debt                                                      41           333           280           180           104
   Long-term debt                                                      806         3,300         2,489         1,659           819
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL INTEREST EXPENSE                                   11,812        68,463        53,792        36,948        19,058
                                                               -----------   -----------   -----------   -----------   -----------
NET INTEREST INCOME                                                 18,061        67,405        50,369        33,822        16,956
   Provision for loan losses                                         2,361         9,958         7,249         3,820         1,853
                                                               -----------   -----------   -----------   -----------   -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                  15,700        57,447        43,120        30,002        15,103
                                                               -----------   -----------   -----------   -----------   -----------
NON-INTEREST INCOME
   Trust income                                                      1,390         5,409         4,099         2,656         1,407
   Service charges on deposit accounts                               2,238         8,951         6,634         4,408         2,101
   Other service charges and fees                                      411         1,588         1,246           864           468
   Income on sale of mortgage loans, net of commissions                811         3,148         2,218         1,437           624
   Income on investment banking, net of commissions                    266           957           766           442           222
   Credit card fees                                                  2,338        10,485         7,791         5,122         2,456
   Other income                                                        918         3,020         2,376         1,475           815
   Gain on sale of securities, net                                       -            11             -             -             -
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL NON-INTEREST INCOME                                 8,372        33,569        25,130        16,404         8,093
                                                               -----------   -----------   -----------   -----------   -----------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                    9,950        36,218        26,963        17,905         9,003
   Occupancy expense, net                                            1,126         4,610         3,443         2,260         1,166
   Furniture & equipment expense                                     1,292         5,251         3,924         2,674         1,336
   Loss on foreclosed assets                                            43           366           327           162            75
   Deposit insurance                                                    78           306           229           153            76
   Other operating expenses                                          4,540        21,379        15,931        10,509         5,161
                                                               -----------   -----------   -----------   -----------   -----------
           TOTAL NON-INTEREST EXPENSE                               17,029        68,130        50,817        33,663        16,817
                                                               -----------   -----------   -----------   -----------   -----------
NET INCOME BEFORE INCOME TAXES                                       7,043        22,886        17,433        12,743         6,379
   Provision for income taxes                                        2,102         6,358         4,856         3,702         1,825
                                                               -----------   -----------   -----------   -----------   -----------
NET INCOME                                                     $     4,941   $    16,528   $    12,577   $     9,041   $     4,554
                                                               ===========   ===========   ===========   ===========   ===========
BASIC EARNINGS PER SHARE                                       $      0.70   $      2.33   $      1.77   $      1.27   $      0.64
                                                               ===========   ===========   ===========   ===========   ===========
DILUTED EARNINGS PER SHARE                                     $      0.69   $      2.31   $      1.76   $     1.27    $      0.64
                                                               ===========   ===========   ===========   ==========    ===========





 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                                          Mar 31         Dec 31        Sep 30       Jun 30         Mar 31
 (In thousands)                                                   2002           2001          2001         2001           2001
                                                               -----------   -----------   -----------   -----------   -----------


Tier 1 capital
   Stockholders' equity                                        $   184,783   $   182,363   $   181,152   $   178,563   $   175,001
   Trust preferred securities                                       17,250        17,250        17,250        17,250        17,250
   Intangible assets                                               (32,265)      (32,186)      (32,939)      (33,698)      (34,456)
   Unrealized (gain) loss on AFS securities                           (538)       (1,479)       (2,367)       (1,320)       (1,273)
   Debt issuance costs                                                (873)         (881)         (889)         (898)         (907)
                                                               -----------   -----------   -----------   -----------   -----------

      Total Tier 1 capital                                         168,357       165,067       162,207       159,897       155,615
                                                               -----------   -----------   -----------   -----------   -----------

Tier 2 capital
   Qualifying unrealized gain on AFS securities                        403           370           406           366           367
   Qualifying allowance for loan losses                             15,873        16,209        16,570        16,376        16,059
                                                               -----------   -----------   -----------   -----------   -----------

      Total Tier 2 capital                                          16,276        16,579        16,976        16,742        16,426
                                                               -----------   -----------   -----------   -----------   -----------

      Total risk-based capital                                 $   184,633   $   181,646   $   179,183   $   176,639   $   172,041
                                                               ===========   ===========   ===========   ===========   ===========

Risk weighted assets                                           $ 1,265,544   $ 1,292,798   $ 1,322,196   $ 1,305,274   $ 1,279,382
                                                               ===========   ===========   ===========   ===========   ===========

Assets for leverage ratio                                      $ 1,977,586   $ 1,996,383   $ 1,932,511   $ 1,890,957   $ 1,883,934
                                                               ===========   ===========   ===========   ===========   ===========

 Ratios at end of quarter
    Leverage ratio                                                   8.51%         8.27%         8.39%         8.46%         8.26%
    Tier 1 capital                                                  13.30%        12.77%        12.27%        12.25%        12.16%
    Total risk-based capital                                        14.59%        14.05%        13.55%        13.53%        13.45%



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                                           Mar 31        Dec 31        Sep 30        Jun 30        Mar 31
 (In thousands)                                                    2002          2001          2001          2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                                               $   181,867   $   196,710   $   187,738   $   187,880   $   185,411
    Student loans                                                   84,186        74,860        73,467        71,619        74,562
    Other consumer                                                 170,649       179,138       187,199       186,246       187,408
 Real Estate
    Construction                                                    80,120        83,628        80,070        73,348        70,123
    Single-family residential                                      223,198       224,181       232,192       236,856       240,049
    Other commercial                                               260,346       263,539       279,464       284,521       284,488
    Unearned income                                                    (52)          (59)          (70)          (80)          (91)
 Commercial
    Commercial                                                     151,436       153,617       161,245       166,892       173,040
    Agricultural                                                    54,234        60,794        76,066        70,538        49,274
    Financial institutions                                           7,600         5,861         7,099         6,146         4,741
 Other                                                              15,007        16,515        14,073        14,246        11,395
                                                               -----------   -----------   -----------   -----------   -----------

       Total Loans                                             $ 1,228,591   $ 1,258,784   $ 1,298,543   $ 1,298,212   $ 1,280,400
                                                               ===========   ===========   ===========   ===========   ===========

Investment Securities - End of Period
-------------------------------------

 Held-to-Maturity
    U.S. Treasury                                              $    32,240   $    27,528   $    31,310   $    31,072   $    24,702
    U.S. Government agencies                                        47,484        36,992        40,024        54,406        60,997
    Mortgage-backed securities                                       5,942         6,681         8,094         9,005        10,153
    State and political subdivisions                               115,009       119,824       118,504       117,747       109,076
    Other securities                                                   100           100           100           129           178
                                                               -----------   -----------   -----------   -----------   -----------
       Total held-to-maturity                                      200,775       191,125       198,032       212,359       205,106
                                                               -----------   -----------   -----------   -----------   -----------
 Available-for-Sale
    U.S. Treasury                                                   10,685        18,408        20,531        20,146        21,655
    U.S. Government agencies                                       188,408       215,490       145,068       120,146       113,219
    Mortgage-backed securities                                       6,217         7,004        12,367        13,410        14,501
    State and political subdivisions                                 5,216         5,399         5,720         6,710         6,912
    FHLB stock                                                       4,382         4,377         4,331         4,276         6,267
    Other securities                                                25,479         5,502         5,568         5,197         5,115
                                                               -----------   -----------   -----------   -----------   -----------
       Total available-for-sale                                    240,387       256,180       193,585       169,885       167,669
                                                               -----------   -----------   -----------   -----------   -----------

       Total investment securities                             $   441,162   $   447,305   $   391,617   $   382,244   $   372,775
                                                               ===========   ===========   ===========   ===========   ===========

       Fair Value - HTM investment securities                  $   203,617   $   194,502   $   202,965   $   215,894   $   208,641
                                                               ===========   ===========   ===========   ===========   ===========

Investment Securities - QTD Average

 Taxable securities                                            $   327,469   $   290,310   $   262,928   $   260,941   $   273,507
 Tax exempt securities                                             121,789       124,161       125,283       118,943       115,424
                                                               -----------   -----------   -----------   -----------   -----------

    Total investment securities - QTD average                  $   449,258   $   414,471   $   388,211   $   379,884   $   388,931
                                                               ===========   ===========   ===========   ===========   ===========


 Simmons First National Corporation                                                                                        SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                                           Mar 31        Dec 31        Sep 30       Jun 30        Mar 31
 (In thousands)                                                    2002          2001          2001         2001          2001
                                                               -----------   -----------   -----------   -----------   ----------
Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                                 $    20,496   $    21,361   $    21,221   $    21,368   $    21,157
                                                               -----------   -----------   -----------   -----------   -----------

 Loans charged off
    Credit card                                                      1,191         1,173         1,101         1,192           965
    Other consumer                                                     677           907           958           581           617
    Real estate                                                        444           290           454           425           209
    Commercial                                                         953         1,683         1,160           362           271
                                                               -----------   -----------   -----------   -----------   -----------
       Total loans charged off                                       3,265         4,053         3,673         2,560         2,062
                                                               -----------   -----------   -----------   -----------   -----------

 Recoveries of loans previously charged off
    Credit card                                                        129           128           127           129           131
    Other consumer                                                     233            85           195           196           192
    Real estate                                                         82            15            24            44            63
    Commercial                                                         116           251            38            77            34
                                                               -----------   -----------   -----------   -----------   -----------
       Total recoveries                                                560           479           384           446           420
                                                               -----------   -----------   -----------   -----------   -----------
    Net loans charged off                                            2,705         3,574         3,289         2,114         1,642
 Provision for loan losses                                           2,361         2,709         3,429         1,967         1,853
                                                               -----------   -----------   -----------   -----------   -----------
 Balance, end of quarter                                       $    20,152   $    20,496   $    21,361   $    21,221   $    21,368
                                                               ===========   ===========   ===========   ===========   ===========

Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                             $     5,813   $     5,760   $     5,940   $     6,366   $     4,862
       Commercial                                                    3,131         3,503         3,671         3,144         2,872
       Consumer                                                      2,250         2,693         3,154         2,975         2,083
                                                               -----------   -----------   -----------   -----------   -----------
          Total nonaccrual loans                                    11,194        11,956        12,765        12,485         9,817
    Loans past due 90 days or more                                   3,268         2,991         3,035         2,656         2,121
                                                               -----------   -----------   -----------   -----------   -----------
             Total non-performing loans                             14,462        14,947        15,800        15,141        11,938
                                                               -----------   -----------   -----------   -----------   -----------

 Other non-performing assets
    Foreclosed assets held for sale                                  2,182         1,084         1,081         1,252         1,211
    Other non-performing assets                                        492           631           187           247           147
                                                               -----------   -----------   -----------   -----------   -----------
       Total other non-performing assets                             2,674         1,715         1,268         1,499         1,358
                                                               -----------   -----------   -----------   -----------   -----------

          Total non-performing assets                          $    17,136   $    16,662   $    17,068   $    16,640   $    13,296
                                                               ===========   ===========   ===========   ===========   ===========

Ratios
------
 Allowance for loan losses to total loans                             1.64%         1.63%         1.64%         1.63%         1.67%
 Allowance for loan losses to
    non-performing loans                                            139.34%       137.12%       135.20%       140.16%       178.99%
 Allowance for loan losses to
    non-performing assets                                           117.60%       123.01%       125.15%       127.53%       160.71%
 Non-performing loans to total loans                                  1.18%         1.19%         1.22%         1.17%         0.93%
 Non-performing assets to total assets                                0.87%         0.83%         0.84%         0.84%         0.68%



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                                            Mar 31       Dec 31       Sep 30         Jun 30        Mar 31
 (In thousands, except share data)                                 2002          2001         2001           2001          2001
                                                               -----------   -----------   -----------   -----------   -----------
QUARTER-TO-DATE
---------------
 Diluted earnings per share                                    $      0.69   $      0.55   $      0.49   $      0.63   $      0.64
 Cash dividends declared - per common share                           0.23          0.23          0.22          0.22          0.21
 Cash dividends declared - amount                                    1,632         1,630         1,562         1,564         1,485
 Return on average stockholders' equity                             10.79%         8.55%         7.75%        10.16%        10.56%
 Return on average assets                                            1.00%         0.77%         0.71%         0.93%         0.96%
 Net interest margin (FTE)                                           4.14%         3.79%         3.81%         4.00%         4.08%
 FTE Adjustment                                                        854           832           814           787           750
 Amortization of intangibles                                            28           751           760           728           785
 Amortization of intangibles, net of taxes                              23           496           500           476           518
 Average shares outstanding                                      7,089,268     7,085,897     7,100,229     7,086,745     7,121,100
 Diluted shares outstanding                                         89,354        64,494        56,298        28,823        20,157
 Shares repurchased                                                      -        10,000        13,000         2,000       118,955
 Average price of repurchased shares                                     -         32.00         33.82         23.64         23.77
 Average earning assets                                          1,853,295     1,868,573     1,807,535     1,768,789     1,759,924
 Interest bearing liabilities                                    1,582,811     1,607,386     1,555,849     1,519,525     1,522,124

YEAR-TO-DATE
------------
 Diluted earnings per share                                    $      0.69   $      2.31   $      1.76   $      1.27   $      0.64
 Cash dividends declared - per common share                           0.23          0.88          0.65          0.43          0.21
 Return on average stockholders' equity                             10.79%         9.23%         9.46%        10.36%        10.56%
 Return on average assets                                            1.00%         0.84%         0.87%         0.95%         0.96%
 Net interest margin (FTE)                                           4.14%         3.92%         3.96%         4.04%         4.08%
 FTE Adjustment                                                        854         3,183         2,351         1,537           750
 Amortization of intangibles                                            28         3,024         2,273         1,513           785
 Amortization of intangibles, net of taxes                              23         1,990         1,494           994           518
 Average shares outstanding                                      7,089,268     7,098,401     7,102,615     7,103,827     7,121,100
 Average earning assets                                          1,853,295     1,800,992     1,778,218     1,764,382     1,759,924
 Interest bearing liabilities                                    1,582,811     1,550,939     1,531,917     1,520,817     1,522,124

END OF PERIOD
-------------
 Book value                                                    $     26.06   $     25.73   $     25.55   $     25.15   $     24.75
 Shares outstanding                                              7,091,200     7,087,185     7,090,075     7,101,045     7,072,216
 Full-time equivalent employees                                        959           959           945           937           928
 Total number of ATM's                                                  61            62            62            59            59
 Total number of branches                                               62            63            63            62            61
 Parent company only - investment in subsidiaries                  201,223       199,480       196,987       194,700       192,997
 Parent company only - intangible assets                               134            27            50            72            94


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    April 18, 2002               /s/Barry L. Crow
--------------------------           ----------------------------------------
                                     Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer